                                  EXHIBIT 21

                      SUBSIDIARIES OF FRONTIER CORPORATION
                              AS OF MARCH 1, 1999


                                                     STATE OF
              NAME OF SUBSIDIARY                  INCORPORATION               BUSINESS NAMES USED
------------------------------------------------------------------------------------------------------------
ALC Communications Corporation                          DE                ALC Communications Corp.;
(A subsidiary of                                                          ALC
Frontier Corporation)

Ameritel Management, Inc.                            Canada               Ameritel Management, Inc.
(A subsidiary of Frontier                       (British Columbia)
Communications of the West, Inc.)

Budget Call Long Distance, Inc.                        DE                 Budget Call Long Distance, Inc.;
(A subsidiary of Frontier                                                 Budget Call
Communications International Inc.)

Business Telemanagement, Inc.                          CA                 Business Telemanagement, Inc.
(A subsidiary of Ameritel
Management, Inc.)

ConferTech Systems Inc.                                CO                 ConferTech Systems; CSI
(A subsidiary of Frontier
Communications Services Inc.)

DePue Communications, Inc.                             IL                 DePue Communications, Inc.
(A subsidiary of Frontier
Communications of DePue, Inc.)

Fairmount Cellular Inc.                                GA                 Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount, Inc.)

Frontel Communications Limited                       England              Frontel Communications Ltd.;
(A subsidiary of ALC                                                      Frontel
Communications Corporation)

Frontier Advanced Services Technologies Inc.           IA                 FAST Inc., LinkUSA Corporation
(A subsidiary of ALC
Communications Corporation)

Frontier Billing Corp.                                 MI                 Frontier Billing
(A subsidiary of Frontier
Communications Services Inc.)




                                                     STATE OF
              NAME OF SUBSIDIARY                  INCORPORATION               BUSINESS NAMES USED
------------------------------------------------------------------------------------------------------------

Frontier Cable of Indiana, Inc.                        IN                 Frontier Cable of Indiana, TDCI Ltd.
(A subsidiary of Frontier
Communications of Thorntown, Inc.)

Frontier Cable of Mississippi, Inc.                    MS                 Frontier Cable of Mississippi;
(A subsidiary of Frontier                                                 Mid-South Cablevision Company, Inc.
Subsidiary Telco Inc.)

Frontier Cable of Wisconsin, Inc.                      WI                 Frontier Cable of Wisconsin;
(A subsidiary of Frontier                                                 New Richmond Cable Company, Inc.
Communications - St. Croix, Inc.)

Frontier Cellular Holding Inc.                         DE                 Frontier Cellular Holding Inc.;
(A subsidiary of Frontier Corporation)                                    FCHI

Frontier Cellular of Alabama, Inc.                     AL                 Frontier Cellular
(A subsidiary of Frontier
Communications of the South, Inc.)

Frontier Communications International Inc.             DE                 Frontier Communications
(A subsidiary of ALC                                                      International Inc.; FCI;
Communications Corporation)                                               RCI Long Distance, Inc.

Frontier Communications of                             AL                 Frontier Communications
Alabama, Inc.                                                             of Alabama, Inc.; Frontier
(A subsidiary of Frontier                                                 Communications
Subsidiary Telco Inc.)

Frontier Communications of                             NY                 Frontier Communications of
AuSable Valley, Inc.                                                      AuSable Valley, Inc.;
(A subsidiary of                                                          Frontier Communications
Frontier Corporation)

Frontier Communications of                             PA                 Frontier Communications of
Breezewood, Inc.                                                          Breezewood, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             PA                 Frontier Communications of
Canton, Inc.                                                              Canton, Inc.; Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of                             IL                 Frontier Communications of
DePue, Inc.                                                               DePue, Inc.; Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)





                                                     STATE OF
              NAME OF SUBSIDIARY                  INCORPORATION               BUSINESS NAMES USED
------------------------------------------------------------------------------------------------------------
Frontier Communications of                             GA                 Frontier Communications of
 Fairmount, Inc.                                                          Fairmount, Inc.; Frontier
(A subsidiary of Frontier                                                 Communications
Subsidiary Telco Inc.)

Frontier Communications of                             GA                 Frontier Communications of
 Georgia, Inc.                                                            Georgia, Inc.; Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of                             IL                 Frontier Communications of
Illinois, Inc.                                                            Illinois, Inc.;  Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of                             IN                 Frontier Communications of
Indiana, Inc.                                                             Indiana, Inc.;  Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of                             IA                 Frontier Communications of
Iowa, Inc.                                                                Iowa, Inc.;  Frontier Communications
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Communications of                             IL                 Frontier Communications of
Lakeside, Inc.                                                            Lakeside, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             PA                 Frontier Communications of
Lakewood, Inc.                                                            Lakewood, Inc.;
(A subsidiary of Frontier                                                 Frontier  Communications
Subsidiary Telco Inc.)

Frontier Communications of                             AL                 Frontier Communications of
Lamar County, Inc.                                                        Lamar County, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             MI                 Frontier Communications of
Michigan, Inc.                                                            Michigan, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications-Midland, Inc.                  IL                 Frontier Communications
(A subsidiary of Frontier                                                 -Midland, Inc.;
Subsidiary Telco Inc.)                                                    Frontier Communications





                                                     STATE OF
              NAME OF SUBSIDIARY                  INCORPORATION               BUSINESS NAMES USED
------------------------------------------------------------------------------------------------------------

Frontier Communications                                MN                 Frontier Communications of
of Minnesota, Inc.                                                        Minnesota, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             MS                 Frontier Communications of
Mississippi, Inc.                                                         Mississippi, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             WI                 Frontier Communications of
Mondovi, Inc.                                                             Mondovi, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             IL                 Frontier Communications of
Mt. Pulaski, Inc.                                                         Mt. Pulaski, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             NY                 Frontier Communications of
New York, Inc.                                                            New York, Inc.;
(A subsidiary of                                                          Frontier Communications
Frontier Corporation)

Frontier Communications of                             IL                 Frontier Communications of
Orion, Inc.                                                               Orion, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             PA                 Frontier Communications of
Oswayo River, Inc.                                                        Oswayo River, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             PA                 Frontier Communications of
Pennsylvania, Inc.                                                        Pennsylvania, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications-Prairie, Inc.                  IL                 Frontier Communications-
(A subsidiary of Frontier                                                 Prairie, Inc.;
Subsidiary Telco Inc.)                                                    Frontier Communications

Frontier Communications of                             DE                 Frontier Communications of
Rochester, Inc.                                                           Rochester, Inc.; FCR
(A subsidiary of
Frontier Corporation)




                                                     STATE OF
              NAME OF SUBSIDIARY                  INCORPORATION               BUSINESS NAMES USED
------------------------------------------------------------------------------------------------------------


Frontier Communications-Schuyler, Inc.                 IL                 Frontier Communications
(A subsidiary of Frontier                                                 -Schuyler, Inc.;
Subsidiary Telco Inc.)                                                    Frontier Communications

Frontier Communications of                             NY                 Frontier Communications of
Seneca-Gorham, Inc.                                                       Seneca-Gorham, Inc.;
(A subsidiary of                                                          Frontier Communications
Frontier Corporation)

Frontier Communications of                             AL                 Frontier Communications of
the South, Inc.                                                           the South, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications -                              WI                 Frontier Communications
St. Croix, Inc.                                                           - St. Croix, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             NY                 Frontier Communications of
Sylvan Lake, Inc.                                                         Sylvan Lake, Inc.;
(A subsidiary of                                                          Frontier Communications
Frontier Corporation)

Frontier Communications of                             IN                 Frontier Communications of
Thorntown, Inc.                                                           Thorntown, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of                             WI                 Frontier Communications of
Viroqua, Inc.                                                             Viroqua, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications of the                         CA                 Frontier Communications of
West, Inc.                                                                the West, Inc.; West Coast
(A subsidiary of ALC                                                      Telecommunications, Inc.; WCT
Communications Corporation)

Frontier Communications of                             WI                 Frontier Communications of
Wisconsin, Inc.                                                           Wisconsin, Inc.;
(A subsidiary of Frontier                                                 Frontier Communications
Subsidiary Telco Inc.)

Frontier Communications Services Inc.                  MI                 Frontier Communications
(A subsidiary of ALC                                                      Services Inc.; Allnet Communications
Corporation)                                                              Communication Services



                                                     STATE OF
              NAME OF SUBSIDIARY                  INCORPORATION               BUSINESS NAMES USED
------------------------------------------------------------------------------------------------------------
Frontier ConferTech Canada Inc.                       Canada              Frontier ConferTech Canada
(A subsidiary of Frontier Communications
Services Inc.)


Frontier GlobalCenter Inc.                             DE                 Frontier GlobalCenter Inc.;
(A subsidiary of Frontier Corporation)                                    GlobalCenter Inc.

Frontier GlobalCenter Pty Ltd.                      Austrialia            Frontier GlobalCenter
(A subsidiary of Frontier GlobalCenter Inc.)

Frontier Information Technologies Inc.                 DE                 Frontier Information Technologies
(A subsidiary of  Frontier Corporation)                                   Inc.; FIT

Frontier InfoServices Inc.                             DE                 Frontier InfoServices Inc.;
(A subsidiary of Frontier                                                 Visions Publishing
Subsidiary Telco Inc.)

Frontier International Management Corp.                DE                 Frontier International Management
(A subsidiary of
Frontier Corporation)

Frontier Internet Ventures Inc.                        DE                 Frontier Ventures
(A subsidiary of
Frontier Corporation)

Frontier Local Services Inc.                           MI                 Frontier Local Services Inc.;
(A subsidiary of ALC                                                      Allnet Local Services
Communications Corporation)

Frontier Long Distance of                              DE                 Frontier Long Distance of
America, Inc.                                                             America Inc.
(A subsidiary of Frontier
Subsidiary Telco Inc.)

Frontier Network Systems Corp.                         NY                 Frontier Network Systems; RG Data;
(A subsidiary of ALC                                                      Rotelcom
Communications Corporation)

Frontier Subsidiary Telco Inc.                         DE                 Frontier Subsidiary Telco Inc.;
(A subsidiary of                                                          FSTI
Frontier Corporation)

Frontier Telemanagement Inc.                           WI                 Frontier Telemanagement
(A subsidiary of ALC
Communications Corporation)




                                                     STATE OF
              NAME OF SUBSIDIARY                  INCORPORATION               BUSINESS NAMES USED
------------------------------------------------------------------------------------------------------------

Frontier Telephone of Rochester, Inc.                  NY                 Frontier Telephone, Rochester
(A subsidiary of                                                          Telephone Corp.; FTR
Frontier Corporation)

Frontier VTC Inc.                                      CO                 Frontier Link VTC; Frontier
(A subsidiary of Frontier                                                 Videoconferencing
Communications Services Inc.)

O. T. Cellular Telephone Company                       IL                 O. T. Cellular Telephone
(A subsidiary of Frontier                                                 Company
Communications of Orion, Inc.)

RCI Long Distance Canada Ltd.                        Canada               RCI Long Distance Canada Ltd.
(A subsidiary of ALC                              (Ontario, Quebec)
Communications Corporation)

RTMC Holding, Inc.                                     DE                 RTMC Holding, Inc.
(A subsidiary of Frontier
Cellular Holding Inc.)

Schuyler Cellular, Inc.                                IL                 Schuyler Cellular, Inc.
(A subsidiary of Frontier Communications -
Schuyler, Inc.)

UCN Subsidiary One Inc.                                DE
(A subsidiary of Upstate Cellular
Partnership (GP))


